UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

RETAIL PROPERTIES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 Spring Road

Suite 200

Oak Brook, Illinois 60523

(Address of principal executive offices) (Zip Code)

(630) 634-4200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.001 par value	RPAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Retail Properties of America Inc. (“RPAI”) held a Special Meeting of Stockholders on October 19, 2021 (the “RPAI Special Meeting”). At the close of business on September 9, 2021, the record date for the RPAI Special Meeting, there were 214,797,869 shares of RPAI common stock (“Shares”) outstanding and entitled to vote, held by approximately 10,600 holders of record. A total of 174,513,728 Shares were present virtually or by proxy at the RPAI Special Meeting, representing 81% of the Shares outstanding and entitled to vote, which constituted a quorum to conduct business at the RPAI Special Meeting. The following are the final voting results on proposals considered and voted upon at the RPAI Special Meeting, each of which is described in greater detail in RPAI’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on September 14, 2021.

1.

RPAI Merger Proposal. To approve the definitive Agreement and Plan of Merger, dated as of July 18, 2021 (as may be amended or modified from time to time, the “Merger Agreement”) by and among Kite Realty Group Trust (“Kite Realty”), KRG Oak, LLC, a Maryland limited liability company and a wholly owned subsidiary of Kite Realty (“Merger Sub”), and RPAI and the merger of RPAI with and into Merger Sub (the “Merger”) on substantially the terms set forth in the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
171,114,443	2,727,309	671,976	0

2.	RPAI Compensation Proposal. To approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to RPAI’s named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
156,049,149	13,225,660	5,238,919	0

3.

RPAI Adjournment Proposal. To approve one or more adjournments of the RPAI Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the RPAI Merger Proposal if there are insufficient votes at the time of such adjournment to approve the RPAI Merger Proposal.

For	Against	Abstain	Broker Non-Votes
150,981,502	18,400,767	5,131,459	0

Item 8.01	Other Events.

On October 19, 2021, Kite Realty and RPAI issued a joint press release announcing that Kite Realty shareholders and RPAI stockholders each voted to approve the previously announced proposed acquisition of RPAI at the Kite Realty Special Meeting and RPAI Special Meeting, respectively. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated October 19, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

Date: October 19, 2021	By:	/s/ Steven P. Grimes
Steven P. Grimes Chief Executive Officer